UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
LIVEVOX HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LIVEVOX HOLDINGS, INC.
655 Montgomery Street, Suite 1000
San Francisco, CA 94111
Telephone: (844) 207-6663
April 26, 2022
Dear LiveVox Holdings, Inc. Stockholders:
We cordially invite you to attend the 2022 annual meeting of the stockholders (“Annual Meeting”) of LiveVox Holdings, Inc., a Delaware corporation (the “Company,” “LiveVox,” “we,” “us” or “our”), which will be held on June 16, 2022 at 10:00 a.m. Pacific Time. The meeting will be a virtual meeting of stockholders, which will be conducted via a live audio webcast. Stockholders can participate in the meeting, vote, and submit questions by visiting www.virtualshareholdermeeting.com/LVOXU2022 and entering the voter control number included on your Notice of Internet Availability of Proxy Materials or proxy card. You will not be able to attend the meeting in person.
All LiveVox stockholders of record at the close of business on April 22, 2022 are welcome to attend the Annual Meeting, but it is important that your shares are represented at the Annual Meeting whether or not you plan to attend. To ensure that you will be represented, we ask you to vote by telephone, mail, or over the internet as soon as possible.
On behalf of the Board of Directors and our leadership team, I would like to express our appreciation for your continued interest in the business of LiveVox.
Sincerely,
/s/ Louis Summe
Louis Summe
Chief Executive Officer and Director

LiveVox Holdings, Inc.
655 Montgomery Street, Suite 1000
San Francisco, CA 94111
Notice of Annual Meeting of Stockholders
To be Held on Thursday, June 16, 2022
The annual meeting of stockholders of LiveVox Holdings, Inc., a Delaware corporation (the “Company”), will be held virtually on Thursday, June 16, 2022, at 10:00 Pacific Time (the “Annual Meeting”). Stockholders can participate in the Annual Meeting via the internet at www.virtualshareholdermeeting.com/LVOXU2022 by using the control number which appears on your Notice of Internet Availability of Proxy Materials or proxy card (printed in the box and marked by the arrow) and the instructions that accompany your proxy materials.
The principal business of the Annual Meeting will be to:
1.	Elect three Class I Directors for a three-year term expiring in 2025 (Proposal 1);
2.	Ratify the appointment of Ernst & Young, LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 2); and
3.	Transact any other business as may properly come before the meeting or any adjournment or postponement thereof.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.
Our Board of Directors has fixed the close of business on April 22, 2022 as the record date (the “Record Date”) for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only stockholders of record at the close of business on the Record Date may vote at the meeting or any adjournment thereof. Holders of record of Class A common stock on the Record Date will be entitled to one vote per share on any matter that may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.
A list of the names of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for 10 days before the Annual Meeting for any purpose relevant to the Annual Meeting during ordinary business hours at the Company’s principal executive offices at 655 Montgomery Street, Suite 1000, San Francisco, California 94111. Such list will also be available during the virtual Annual Meeting for examination by any stockholder at the virtual meeting platform at www.virtualshareholdermeeting.com/LVOXU2022.
We are electronically disseminating Annual Meeting materials to our stockholders, as permitted under the “Notice and Access” rules approved by the Securities and Exchange Commission (the “SEC”). Stockholders who have not opted out of Notice and Access will receive a Notice of Internet Availability of Proxy Materials containing instructions on how to access Annual Meeting materials via the Internet. The Notice also provides instructions on how to obtain paper copies if preferred.
For instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability you received in the mail, the section titled “How do I Vote” in the Proxy Statement or, if you requested to receive printed proxy materials, your enclosed proxy card.
By Order of the Board of Directors,
/s/ Louis Summe
Louis Summe
Chief Executive Officer and Director
San Francisco, CA
April 26, 2022
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on June 16, 2022:
The Notice of Annual Meeting, Proxy Statement and our
2021 Annual Report to Stockholders are available electronically at
www.proxyvote.com

LiveVox Holdings, Inc.
Proxy Statement

QUESTIONS AND ANSWERS
Why is the Company soliciting my proxy?
Our Board of Directors is soliciting your proxy to vote at the Annual Meeting to be held virtually, on Thursday, June 16, 2022, at 10:00 a.m. Pacific Time and any adjournments or postponements of the meeting. This proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.
We have made available to you on the internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 because you owned shares of our Class A common stock on the Record Date. We intend to commence distribution of the Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the “Notice”, and, if applicable, proxy materials to stockholders on or about April 26, 2022.
Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?
As permitted by the rules of the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process will expedite stockholders’ receipt of proxy materials, lower the costs of the Annual Meeting and help to conserve natural resources. If you received the Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.
What is included in these proxy materials?
These proxy materials include this Proxy Statement for the Annual Meeting and our Annual Report to Stockholders, which comprises our Annual Report on Form 10-K for the year ended December 31, 2021. We are first making these materials available to you on the internet on or about April 26, 2022.
What is the purpose of the Annual Meeting?
For stockholders to vote on the following proposals:
1.	To elect Leslie C.G. Campbell, Marcello Pantuliano, and Louis Summe as Class I directors for three-year terms;
2.	To ratify the appointment of Ernst & Young, LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
3.	To transact any other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.
How does the Board of Directors recommend I vote on these proposals?
The Board of Directors recommends that you vote:
•	“FOR” the election of Leslie C.G. Campbell, Marcello Pantuliano, and Louis Summe as Class I directors; and
•	“FOR” the ratification of the appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
Who is entitled to vote at the Annual Meeting?
Holders of our Class A common stock as of the close of business on April 22, 2022, the Record Date, may vote at the Annual Meeting. As of the Record Date, there were 98,240,727 shares of our Class A common stock outstanding. Each share of Class A common stock is entitled to one vote.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered directly in your name with our transfer agent, Broadridge Financial Solutions, Inc., you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you by us. As a stockholder of record, you may vote your shares in person at the Annual Meeting or by proxy as described below.
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The Notice and, upon your request, the proxy materials were forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares by following their instructions for voting.
How can I vote my shares?
Whether you plan to attend the virtual Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the internet or by telephone. You may specify whether your shares should be voted FOR or WITHHELD for each nominee for director and whether your shares should be voted FOR, AGAINST, or ABSTAIN with respect to the ratification of the appointment of EY as our independent registered public accounting firm. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our Board of Directors’ recommendations as noted above.
If any director nominee is not able to serve, proxies will be voted in favor of the other nominee and may be voted for a substitute nominee, unless our Board of Directors chooses to reduce the number of directors serving on our Board of Directors. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, then the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy.
Voting by proxy will not affect your right to attend the virtual Annual Meeting.
If you are a stockholder of record, you may vote:
•	Via the internet. You may vote by proxy via the internet by following the instructions found on the Notice or proxy card.
•	By Telephone. You may vote by proxy by calling the toll-free number found on the Notice or proxy card.
•	By Mail. You may vote by proxy by filling out the proxy card and returning it in the envelope provided.
•	At the virtual meeting. If you attend the virtual meeting and vote by following the instructions on the virtual meeting platform.
Internet and telephone voting will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on Wednesday, June 15, 2022.
If you are a beneficial owner of shares held in street name, you should have received from your bank, broker or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a “voting instruction form” sent by the broker, bank or other nominee.
If you received more than one Notice or proxy card, then you hold shares of LiveVox Class A common stock in more than one account. You should vote via the internet, by telephone, by mail or at the virtual meeting for all shares held in each of your accounts.
Can I change my vote or revoke my proxy?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy before it is exercised by:
•	Written notice to our Corporate Secretary;

•	Timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or on the internet; or
•	Voting at the virtual Annual Meeting.
If you are a beneficial owner of shares held in street name, you should follow the instructions of your bank, broker or other nominee to change or revoke your voting instructions.
Can I attend the virtual Annual Meeting?
You are invited to attend the Annual Meeting if you are a registered stockholder or a beneficial owner as of the Record Date. The Annual Meeting will be held in a virtual meeting format only. You can attend the Annual Meeting and view the live audio webcast by visiting www.virtualshareholdermeeting.com/LVOXU2022. The Annual Meeting will be held at 10:00 a.m. Pacific Time on Thursday, June 16, 2022. To attend the virtual Annual Meeting, go to virtualshareholdermeeting.com/LVOXU2022 at least 15 minutes before the meeting time, and follow the instructions for downloading the webcast. You can view a replay of the webcast at www.virtualshareholdermeeting.com/LVOXU2022 until June 17, 2023. You need not attend the Annual Meeting in order to vote.
Will I be Able to Ask Questions and Have These Questions Answered During the Virtual Annual Meeting?
Stockholders who log in with their control number may submit questions for the Annual Meeting. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/LVOXU2022 with your control number, typing your question into the “Ask a Question” field, and clicking “Submit.” Please submit any questions before the start time of the meeting.
Appropriate questions related to the business of the Annual Meeting (the proposals being voted on) will be answered during the Annual Meeting, subject to time constraints. Questions regarding personal matters and statements of advocacy are not pertinent to Annual Meeting matters and therefore will not be addressed. Questions that are substantially similar to other questions may be grouped and answered together to avoid repetition. Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, related rules of conduct and other materials for the Annual Meeting will be available at www.virtualshareholdermeeting.com/LVOXU2022.
What Happens if There Are Technical Difficulties during the Annual Meeting?
Beginning 15 minutes prior to, and during, the virtual Annual Meeting, we will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting, voting at the Annual Meeting or submitting questions at the Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call 844-986-0822 (US) or +1 303-562-9302 (international).
What constitutes a quorum at the Annual Meeting?
The presence, in person or by proxy, of the holders of a majority in voting power of the shares of our Class A common stock issued and outstanding and entitled to vote at the Annual Meeting is required to conduct business at the Annual Meeting. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or internet, or if you attend the virtual Annual Meeting.
Abstentions and withhold votes are counted as “shares present” at the Annual Meeting for purposes of determining whether a quorum exists. Proxies submitted by banks, brokers or other holders of record holding shares for you as a beneficial owner that do not indicate a vote for some or all the proposals because that holder does not have voting authority and has not received voting instructions from you (so-called “broker non-votes”) are also considered “shares present” for purposes of determining whether a quorum exists. If you are a beneficial owner, these holders are permitted to vote your shares on the ratification of the appointment of our independent registered public accounting firm, even if they do not receive voting instructions from you.

What is the voting requirement to approve each of the proposals?
Provided that there is a quorum, the voting requirements are as follows:
Proposal	Vote Required	Broker Discretionary Voting Allowed?
Election of directors	Plurality of votes cast	No
Ratification of appointment of independent registered public accounting firm	Majority of votes cast	Yes
What is the impact of abstentions, withhold votes and broker non-votes?
Abstentions, withhold votes and broker non-votes are considered “shares present” for the purpose of determining whether a quorum exists. Withhold votes and broker non-votes will have no effect on the outcome of the vote with respect to the election of directors. Abstentions will have the effect of a vote against the ratification of the appointment of our independent registered public accounting firm. Without voting instructions from beneficial owners, brokers will have discretion to vote on the ratification of the appointment of the independent registered public accounting firm but not on the election of directors. Therefore, in order for your voice to be heard, it is important that you vote.
Who pays for the cost of this proxy solicitation?
We will pay all the costs of preparing, mailing and soliciting the proxies. We will ask brokers, banks, voting trustees and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of our Class A common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We also will disclose voting results on a Current Report on Form 8-K that we will file with the Securities and Exchange Commission, or SEC, within four business days after the Annual Meeting.
Stockholder Proposals and Nominations for the Next Annual Meeting
Stockholder proposals may be included in our proxy statement for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2023 Annual Meeting of Stockholders, we must receive the proposal at our principal executive offices, addressed to the Corporate Secretary, no later than December 27, 2022. A stockholder nomination of one or more director candidates for election to the Board of Directors to be included in our proxy statement for an annual meeting (a “proxy access nomination”) may be included in such proxy statement and properly brought before the 2023 Annual Meeting of Stockholders as long as we receive information and notice of the proxy access nomination in compliance with the requirements set forth in Article II of our Bylaws, addressed to the Corporate Secretary at our principal executive offices no later than the close of business on March 17, 2023 and not earlier than the close of business on February 16, 2023.
In addition to any requirements under our Bylaws, to comply with the universal proxy rules (once applicable), stockholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 17, 2023.
Householding of Annual Disclosure Documents
Some brokers or other nominee record holders may be sending you a single set of our proxy materials if multiple LiveVox stockholders live in your household. This practice, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

We will promptly deliver a separate copy of our Notice or, if applicable, our proxy materials to you if you write or call our Corporate Secretary at: 655 Montgomery St., Suite 1000, San Francisco, CA 94111 or (415) 671-6000. If you want to receive your own set of our proxy materials in the future or, if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.
Electronic Delivery of Company Stockholder Communications
Most stockholders can elect to view or receive copies of future proxy materials over the internet instead of receiving paper copies in the mail.
You can choose this option and save us the cost of producing and mailing these documents by following the instructions provided on your Notice.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
There are currently 11 directors on our Board of Directors, divided into three classes, with three directors in Class I and four directors in each of Class II and Class III. The terms of office of the Class I directors, Leslie C.G. Campbell, Marcello Pantuliano, and Louis Summe, will expire at the Annual Meeting. Upon the recommendation of our Nominating and Corporate Governance Committee, the Board of Directors has approved the nomination of our current Class I directors, Leslie C.G. Campbell, Marcello Pantuliano, and Louis Summe, for election at the Annual Meeting, each to serve for a term of three years expiring at our 2025 annual meeting of stockholders (or until such time as their respective successors are elected and qualified or their earlier resignation, death, or removal from office). Each nominee is currently a director of the Company and has consented to serve as a director, if elected. In the event of death or disqualification of any nominee or the refusal or inability of any nominee to serve as a director, proxies cast for that nominee may be voted with discretionary authority for a substitute or substitutes as shall be designated by the Board of Directors.
On June 18, 2021, we entered into a stockholder agreement (the “Stockholder Agreement”) with CFI Sponsor LLC, a Delaware limited liability company, and certain entities affiliated with Golden Gate Capital (collectively, “Golden Gate”). Pursuant to the Stockholder Agreement, Golden Gate has the right to nominate to our Board of Directors a number of designees equal to the product of the total number of directors on our Board of Directors and a fraction, the numerator of which is number of shares of our Class A common stock beneficially owned by Golden Gate and their respective affiliates and the denominator of which is the total number of shares of our Class A common stock that are then outstanding. Mr. Pantuliano has been nominated to our Board of Directors pursuant to Golden Gate’s rights under the Stockholder Agreement.
VOTE REQUIRED
Nominees for election to the Board of Directors shall be elected by a plurality of the votes cast with respect to each nominee by the shares present in person or represented by proxy at the Annual Meeting and entitled to vote for the election of directors, provided a quorum is present.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE CLASS I DIRECTOR NOMINEES LISTED BELOW.

Nominees For Election at the Annual Meeting
Information regarding our director nominees, including their qualifications and principal occupations, as well as the key experience and qualifications that led the Board of Directors to conclude each nominee should serve as a director, is provided below.
Leslie C.G. Campbell. Ms. Campbell is a public and private company board director who has served as a member of our board of directors and the chair of our Audit Committee since June 2021. She previously served as the Chief Procurement Officer for Reed Elsevier, Inc., from September 2007 to December 2012. From March 1998 to September 2007, Ms. Campbell held a number of positions at Dell, Inc., most recently as the Vice President of Worldwide Procurement, and previously as the Vice President and General Manager, Global Segment EMEA. Ms. Campbell held a number of positions at Oracle Corporation from May 1990 to January 1998, most recently as Vice President, Corporate Purchasing. From August 1982 to May 1990, she held a number of positions at KPMG Peat Marwick LLP, a member firm of KPMG International, most recently as a Senior Manager. Ms. Campbell qualifies as an audit committee financial expert and is NACD Directorship Certified®. Ms. Campbell has served as a member of the board of directors of Coupa Software, Inc. since May 2016, a member of the board of directors of PetMed Express, Inc. since July 2018, and a member of the board of directors of Shapeways, Inc. since October 2021. She also serves, or has served, on the advisory boards of several private and non-profit enterprises. Ms. Campbell holds a B.A. in Business Administration from the University of Washington.
We believe Ms. Campbell’s significant international operational and financial expertise, her substantial corporate governance experience, and her experience in the technology industry make her well qualified to serve as a member of our Board of Directors.
Marcello Pantuliano. Mr. Pantuliano is a Senior Partner and Co-Founder at Sea Cliff Partners, a public equity investment firm based in San Francisco that manages a long-only, concentrated strategy. Marcello was most recently a Managing Director at Golden Gate Capital, a private equity fund, where he led the firm’s public equity effort and also focused on tech private equity. Prior to joining Golden Gate Capital, he was at Alesco Global Advisors, a long/short hedge fund and at Bank of America as an investment banker. Marcello received a B.S. in electrical engineering from Stanford University where he also played varsity water polo.
We believe Mr. Pantuliano’s significant investment and financial expertise make him well qualified to serve as a member of our Board of Directors.
Louis Summe. Mr. Summe is Co-founder of the predecessor LiveVox entity prior to our business combination with Crescent Acquisition Corp (“Crescent”), a special-purpose acquisition company, in June 2021, and has served as Chief Executive Officer and a member of the Board of Directors since that company’s inception in 1998. The company was founded with the vision of eliminating the complexities and data siloes that prevent businesses from creating better customer experiences. Louis is a pioneer in leveraging the cloud to unify disparate applications and in doing so, he has created a new path for businesses to modernize their engagement with new channels and AI technology. From 1997 to 2000, Louis was VP of Product and Business Development for Physicians Online, a pioneer in healthcare internet services and held positions at Merck-Medco and EDS earlier in his career. Louis received his Masters of Business Administration at Columbia University and BA in Physics from Xavier University.
We believe Mr. Summe’s significant deep institutional knowledge and operating experience make him well qualified to serve as a member of our Board of Directors.

Director Biographies
Our current directors as of April 22, 2022 are listed below. Also set forth below are the biographies for all our current directors other than the director nominees, which are set forth above. There are no family relationships among any of our directors.
Name	Age	Position(s) Held	Class	Year Elected	Year Current Term Expires
Leslie C. G. Campbell	63	Director	I	2021	2022
Marcello Pantuliano	38	Director	I	2021	2022
Louis Summe	55	Chief Executive Officer, Co-Founder and Director	I	2021	2022
Stewart Bloom	64	Director	II	2021	2023
Doug Ceto	36	Director	II	2021	2023
Susan Morisato	67	Director	II	2021	2023
Todd M. Purdy	47	Director	II	2021	2023
Robert D. Beyer	62	Director	III	2021	2024
Rishi Chandna	43	Director	III	2021	2024
Bernhard Nann	60	Director	III	2021	2024
Kathleen Pai	38	Director	III	2021	2024
Stewart Bloom has served as one of our directors since our business combination with Crescent in June 2021. He has served as an Operating Executive and independent advisor to Golden Gate capital since 2006 and as such currently serves as Chairman for managed network services company, Neustar Security Services, and K-12 student safety solution provider, Securly. Prior to joining Golden Gate Capital, Mr. Bloom served as Chairman and CEO of the global customer engagement solution provider Aspect Software from August 2012 to July 2017. Previously, he was CEO of Escalate Retail from August 2005 to February 2011 (and CEO of its predecessor company GERS Retail Systems). Mr. Bloom has served on the boards of Golden Gate Capital portfolio companies Vector Solutions, Infor, SoftBrands and Symon Communications. Previously, Mr. Bloom has served as Vice President Americas Technology Services for Capgemini, Senior Vice President for strategy firm Mainspring (prior to its acquisition by IBM), Senior Partner for Ernst & Young Management Consulting, and Vice President Marketing & Sales for DSSI (prior to its acquisition by Ernst & Young).
We believe Mr. Bloom’s significant technology and financial expertise make him well qualified to serve as a member of our Board of Directors.
Doug Ceto has served as one of our directors since our business combination with Crescent in June 2021. Mr. Ceto is a Partner with Lone View Capital. Previously, he was a Managing Director of Golden Gate Capital from 2014 through 2021. Prior to joining Golden Gate Capital, Mr. Ceto worked at Welsh, Carson, Anderson & Stowe in New York, New York from 2010 to 2014. Previously, he worked in the Global Leveraged Finance group at Bank of America Merrill Lynch in New York, New York from 2008 to 2010. Mr. Ceto has a BA from Dartmouth College.
We believe Mr. Ceto’s financial expertise and significant investment experience make him well qualified to serve as a member of our Board of Directors.
Susan Morisato has served as one of our directors since our business combination with Crescent in June 2021. Ms. Morisato is the former President of Insurance Solutions, UnitedHealthcare Medicare & Retirement at UnitedHealth Group (NYSE: UNH) (“UnitedHealth”) from January 2009 to October 2019. Previously, she served as President - Federal Programs of United Health Group Alliances at UnitedHealth from August 2007 to December 2009 and Chief Operating Officer of Senior and Retiree Services for UnitedHealth from January 2005 to July 2007. Prior to this, she held various roles at Bankers Life and Casualty, where she managed aspects of the Company’s health insurance products from June 1979 to December 2004, and served as Senior Vice President and Chief Actuary from 1996 to 2004. Ms. Morisato served on the boards for Symphonix Health Insurance from 2016 to 2019 and for Bankers Life and Casualty from 2000 to 2004. She received a Bachelor of Science degree in Mathematics and Education from the University of Illinois in Urbana, IL and a Master of Science in Mathematics at the University of Illinois in Urbana, IL.

We believe Ms. Morisato’s significant operational expertise and her board experience make her well qualified to serve as a member of our Board of Directors.
Todd M. Purdy has served as one of our directors since our business combination with Crescent in June 2021. Mr. Purdy is a seasoned private equity investor with 24 years of investment industry experience. Most recently, Mr. Purdy was Chief Executive Officer of Crescent. Previously, Mr. Purdy was a Partner at Leonard Green & Partners, or LGP, a leading private equity investment firm based in Los Angeles, California, where he focused on investments in the consumer, retail and services sectors. During Mr. Purdy’s tenure with the firm from 2000 to 2018, LGP grew significantly from investing its third fund, a $1.2 billion pool of committed capital, to investing its seventh fund, a $9.6 billion pool of committed capital. During this time, Mr. Purdy was involved in the acquisitions of 12 portfolio companies, representing more than $15 billion of transaction enterprise value, which collectively completed more than 40 follow-on acquisitions. Prior to LGP, Mr. Purdy was an investment banker with Donaldson, Lufkin & Jenrette in Los Angeles and London. Mr. Purdy graduated from the Honors Business Administration Program at the Ivey Business School at Western University in Canada.
We believe Mr. Purdy’s significant investment and financial expertise make him well qualified to serve as a member of our Board of Directors.
Robert D. Beyer has served as one of our directors since our business combination with Crescent in June 2021. Mr. Beyer is Chairman of Chaparal Investments LLC, a private investment firm and holding company which he founded in 2009. He was most recently Executive Chairman of Crescent. From 2005 to 2009, Mr. Beyer served as Chief Executive Officer of The TCW Group, Inc., a global investment management firm. Mr. Beyer previously served as Chief Investment Officer from 2000 to 2005. Mr. Beyer has been a director of Jefferies Financial Group Inc. (NYSE: JEF) since 2013. Mr. Beyer is a trustee of The University of Southern California, the immediate past chair and a member of the Board of Councilors of USC Dornsife School of Letters, Arts and Sciences, a past chair and member of the Harvard-Westlake School Board of Trustees and a member of the Advisory Board of Milwaukee Brewers Baseball Club. Mr. Beyer was formerly a director of Société Générale Asset Management, S.A. and The TCW Group, Inc. Mr. Beyer was a director of The Allstate Corporation, an NYSE listed company, from 2006 through 2016. Mr. Beyer was a director at The Kroger Co., a NYSE listed company, from 1999 to 2019. Mr. Beyer received an MBA from the UCLA Anderson School of Management and a BS from the University of Southern California.
We believe Mr. Beyer’s significant investment and financial expertise make him well qualified to serve as a member of our Board of Directors.
Rishi Chandna has served as one of our directors since our business combination with Crescent in June 2021. Mr. Chandna is a Managing Partner with Lone View Capital. Previously he was a Managing Director of Golden Gate Capital from 2002 through 2022. He oversaw Golden Gate Capital’s investments in the broader technology sector with an emphasis on enterprise software, technology enabled services, business services, and information services. Prior to joining Golden Gate Capital, Mr. Chandna worked in the Los Angeles office of Bain & Company. He has an MBA from Harvard Business School and a BA in Economics from the University of California, Berkeley.
We believe Mr. Chandna’s significant investment and financial expertise make him well qualified to serve as a member of our Board of Directors.
Bernhard Nann has served as one of our directors since our business combination with Crescent in June 2021. Mr. Nann is an Operating Executive with Golden Gate Capital, which he joined in 2015. He currently serves on the boards of LiveVox, Neustar Security Services, Vorto and SGS & Co. Mr. Nann served on the board of Ensemble Health Partners from 2019 to 2022, the board of 2020 Technologies from 2017 to 2021, and the board of Green Street Advisors from 2016 to 2019. Prior to joining Golden Gate Capital, Mr. Nann served as Chief Executive Officer of Opera Solutions in Jersey City, New Jersey from 2014 to 2015. Previously, he served as President, Operations and Technology and CTO for Symphony IRI Group in Chicago, Illinois from 2008 to 2013, in product and P&L roles and as the CTO for FICO (NYSE:FICO) from 2003 to 2008 and as the Founder and Chief Executive Officer of NAREX Inc. from 1995 to 2003. Mr. Nann has a BS and MS in engineering from the University of Stuttgart and an MBA from Ohio State University, where he was a Fulbright Scholar.
We believe Mr. Nann’s significant technology and financial expertise make him well qualified to serve as a member of our Board of Directors.

Kathleen Pai has served as one of our directors since our business combination with Crescent in June 2021. Ms. Pai has officially served as Executive Vice President, Chief People Officer of N-able since July 2021 (when N-able spun-off from SolarWinds). She joined SolarWinds in January 2020 as Senior Vice President, Chief People Officer and was promoted to Executive Vice President, Chief People Officer in March 2021. Prior to joining SolarWinds, Ms. Pai served as Vice President, People at Ultimate Software from October 2016 until January 2020. Prior to joining Ultimate Software, Ms. Pai held roles at Carnival Cruise Line, Citrix Systems and Lockheed Martin. Ms. Pai holds a M.B.A. from the University of Massachusetts - Amherst and a B.S. (summa cum laude) in Public Relations from the University of Florida.
We believe Ms. Pai’s significant operational and financial expertise make her well qualified to serve as a member of our Board of Directors.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Company’s Board of Directors has appointed the firm of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the year ending December 31, 2022. Although ratification is not required by law, our Board of Directors believes that stockholders should be given the opportunity to express their view on the subject. While not binding on the Audit Committee, if the stockholders do not ratify this appointment, the appointment will be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. EY has advised the Company that neither the firm nor any present member or associate of it has any financial interest, direct or indirect, in the Company or its affiliates. A representative of EY is expected to participate in the Annual Meeting and this representative will be provided with an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions of stockholders, if any.
CHANGE IN INDEPENDENT REGISTERED ACCOUNTING FIRM
On June 18, 2021, the Audit Committee of the Company’s Board of Directors approved the appointment of EY as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2021. EY served as our independent registered public accounting firm prior to the business combination. Accordingly, WithumSmith+Brown, PC (“Withum”), the independent registered public accounting firm of Crescent was dismissed following completion of the Company’s review of the quarter ended March 31, 2021, which consists only of Crescent’s accounts prior to the business combination.
The report of Withum on Crescent’s balance sheet as of December 31, 2020 and the statements of operations and comprehensive loss, stockholders’ equity and cash flows for the period from November 17, 2017 (inception) through December 31, 2020, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, except that such audit report contained an explanatory paragraph in which Withum expressed substantial doubt about the Company’s ability to continue as a going concern.
During the period from November 17, 2017 (inception) through December 31, 2020, and the subsequent interim period through the date of Withum’s dismissal, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with Withum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum would have caused it to make reference to the subject matter of the disagreements in its reports for such periods.
During the period from November 17, 2017 (inception) through December 31, 2020, and the subsequent interim period through the date of Withum’s dismissal, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).
During the period from November 17, 2017 (inception) through December 31, 2020, and the subsequent interim period through the date of Withum’s dismissal, Crescent did not consult with EY regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the financial statements of Crescent or us, and no written report or oral advice was provided that EY concluded was an important factor considered by us in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).
The Company previously provided Withum with a copy of the foregoing disclosures reproduced in this proxy statement and received a letter from Withum addressed to the SEC stating that they agree with the above statements. This letter was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 24, 2021.

VOTE REQUIRED
The affirmative vote of a majority of the voting power of Class A common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of EY as the Company’s independent registered public accounting firm.
OUR BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE RATIFICATION OF EY AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

Principal Accountant Fees and Services
The following table sets forth the aggregate fees and expenses for services rendered by Ernst & Young LLP (“EY”) and WithumSmith+Brown, PC (“Withum”) to us (including the predecessor LiveVox entity, in the case of EY) for the years ended December 31, 2021 and 2020:
	For the years ended December 31,
	2021	2020
	EY(5)	Withum(6)	EY(7)
Audit fees(1)	$2,128,530	$86,869	$1,124,998
Audit-related fees(2)	—	—	—
Tax fees(3)	333,289	11,625	426,525
All other fees(4)	1,220	—	1,418
Total	$2,463,039	$98,494	$1,552,941
(1)
Audit Fees. Audit fees consist of fees billed for the audit of our annual consolidated financial statements and the review of our quarterly consolidated financial statements. The Audit Fees incurred also include fees relating to services performed in connection with our securities offerings, in each case including consents and review of documents filed with the SEC and other offering documents.

(2)
Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3)
Tax Fees. Tax fees consist of fees billed for professional services relating to tax compliance and advice. Tax advice fees encompass a variety of permissible tax services, primarily including tax advice related to the transaction costs incurred in our business combination with Crescent in June 2021.

(4)
All Other Fees. All other fees consist of fees billed for products and services provided by EY other than those disclosed above, which relate to subscription fees paid for access to online accounting research software applications.

(5)
Represents (a) fees billed to the predecessor LiveVox entity prior to the business combination and (b) fees billed to the Company for services following the business combination, as well as the subsequent period after the end of year in which EY provided services related to the audit of our year-end financials. Audit fees billed by EY include the audit of our 2021 consolidated financial statements, including services related to the issuance of reports and consents by the auditor.

(6)
Represent fees billed to Crescent for services prior to the business combination. The aggregate audit fees billed by Withum in 2020 include the audit of Crescent’s 2020 financial statements and fees for professional services rendered for review of the financial information included in Crescent’s Forms 10-Q for the respective periods and other required filings with the SEC.

(7)
Represents fees billed to the predecessor LiveVox entity prior to the business combination. Audit fees billed by EY include the audit of our 2020 consolidated financial statements, including services related to the issuance of reports and consents by the auditor.

Pre-Approval Policies and Procedures
Our Audit Committee has established a policy to pre-approve all audit and permitted non-audit and tax services that may be provided by our independent registered public accounting firm, as and to the extent required by the Exchange Act and the Sarbanes-Oxley Act of 2002. The Audit Committee reviews such pre-approval policy at least annually, and reviews pre-approved fees quarterly (or otherwise in accordance with any pre-approval policy). The Audit Committee chair (or any Audit Committee member if the chair is unavailable) may pre-approve such fees or services in between Audit Committee meetings; provided, however, that the chair (or such other Audit Committee member) must disclose all such pre-approved fees or services to the full Audit Committee at the next scheduled meeting and in accordance with any other procedures set forth in any pre-approval policy adopted by the Audit Committee. During 2021, all audit and permissible non-audit services were pre-approved by the Audit Committee.

CORPORATE GOVERNANCE
Corporate Governance Guidelines
Our Board of Directors has adopted Corporate Governance Guidelines that address, among other topics, the role and responsibilities of our directors, the structure and composition of our Board of Directors, and corporate governance policies and standards applicable to us in general. The Corporate Governance Guidelines are subject to periodic reviews and changes by our Nominating and Corporate Governance Committee and our Board of Directors. The full text of our Corporate Governance Guidelines is available on our website at https://investors.livevox.com/corporate-governance/governance-documents. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics applicable to all of our executive officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Business Conduct and Ethics is available on our website at https://investors.livevox.com/corporate-governance/governance-documents. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement. We intend to make any legally required disclosures regarding amendments to, or waivers of, provisions of our Code of Business Conduct and Ethics on our website rather than by filing a Current Report on Form 8-K.
Risk Oversight
Our Board of Directors oversees the risk management activities designed and implemented by our management team and also considers specific risk topics, including risks associated with our strategic initiatives, business plans and capital structure. The Board of Directors executes its oversight responsibilities both directly and through its committees and subcommittees. Our management, including our executive officers, is primarily responsible for managing the risks associated with the operation and business of the Company and reports regularly to the Board of Directors and the Audit Committee on risk management activities. Our Board of Directors has delegated to the Audit Committee oversight of its risk management process, and our other board committees also consider risks related to their committee charters and the performance of their respective committee responsibilities. In addition, our Audit Committee has established a Cybersecurity Subcommittee, and our Nominating and Corporate Governance Committee has established an Environmental and Social Governance Subcommittee, to provide oversight of risk management of those particular areas.
All committees report to the Board of Directors regularly and as frequently as appropriate, including when a matter rises to the level of a material or enterprise risk. Furthermore, our Board of Directors and its committees receive reports from our auditors and other consultants, such as our compensation consultant, and may meet in executive sessions with these outside consultants.
Director Independence
Nasdaq Listing Rules require that a majority of our Board of Directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Company’s Board of Directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has determined that each of Rishi Chandna, Marcello Pantuliano, Doug Ceto, Bernhard Nann, Robert Beyer, Todd Purdy, Susan Morisato, Kathleen Pai and Leslie C.G. Campbell are independent directors under applicable SEC and Nasdaq Listing Rules. In making the independence determinations, our Board of Directors considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In evaluating the independence of our directors, the Board of Directors also considered the following transactions, relationships and arrangements that are not required to be disclosed in this proxy statement as transactions with related persons: The Company purchases services from Neustar, Inc. in the ordinary course of business. Prior to its acquisition by TransUnion LLC in December 2021, Neustar was an affiliate of Golden Gate Capital, and our Chairman, Stewart Bloom, was Chairman of Neustar. Our independent directors have regularly scheduled meetings at which only independent directors are present.
Communications with Directors
Interested parties may communicate with our Board of Directors or with an individual director by writing to our Board of Directors or to the particular director and mailing the correspondence to: LiveVox Holdings, Inc., 655 Montgomery Street, Suite 1000, San Francisco, CA 94111, Attention: Corporate Secretary. The Corporate Secretary will promptly relay to the addressee all communications that he determines require prompt attention and will regularly provide our Board of Directors with a summary of all substantive communications.
Board Qualifications
Our Board of Directors has delegated to our Nominating and Governance Committee the responsibility for recommending to our Board of Directors the nominees for election as directors at the annual meeting of stockholders and for recommending persons to fill any vacancy on our Board of Directors. Our Nominating and Corporate Governance Committee selects individuals for nomination to our Board of Directors based on the following criteria. Nominees for director must:
•	Possess fundamental qualities of intelligence, honesty, perceptiveness, good judgment, maturity, high ethics and standards, integrity, fairness and responsibility.
•	Have a genuine interest in LiveVox and recognition that as a member of our Board of Directors, each director is accountable to all of our stockholders, not to any particular interest group.
•	Have a background that demonstrates an understanding of business and financial affairs.
•	Have no conflict of interest or legal impediment that would interfere with the duty of loyalty owed to LiveVox and our stockholders.
•	Have the ability and be willing to spend the time required to function effectively as a director.
•	Be compatible and able to work well with other directors and executives in a team effort with a view to a long-term relationship with LiveVox as a director.
•	Have independent opinions and be willing to state them in a constructive manner.
Directors are selected on the basis of talent and experience. Diversity of background, including diversity of gender, race, ethnic or geographic origin and age, and experience in business, government and education and in engineering, computer software, technology and other areas relevant to our activities are factors in the selection process. As a majority of our Board of Directors must consist of individuals who are independent, a nominee’s ability to meet the independence criteria established by the Nasdaq Listing Rules is also a factor in the nominee selection process.
For a better understanding of the qualifications of each of our directors, we encourage you to read their biographies set forth in this proxy statement.
Director Nominations
Our Nominating and Corporate Governance Committee develops the criteria for, and will review periodically with the Board of Directors, the requisite skills and characteristics of new Board of Directors members, as well as the composition of the Board of Directors as a whole. In general, in identifying and evaluating nominees for director, the Board of Directors considers educational background, diversity of professional experience, ethnic, gender and age diversity, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.
The Nominating and Corporate Governance Committee recommends a director nominee to the Board of Directors for approval in accordance with these criteria, the policies, principles and requirements in its charter and any applicable stockholders or related agreement. The Board of Directors believes that our Nominating and Corporate Governance Committee can satisfactorily carry out the responsibility of properly selecting or approving director nominees in accordance with Rule 5605(e)(1)(B) of the Nasdaq Listing Rules.

The Board of Directors will also consider director candidates recommended for nomination by our stockholders to stand for election at the next annual meeting of stockholders. Our stockholders that wish to nominate a director for election to the Board of Directors should follow the procedures set forth in our bylaws.
Attendance at Annual Meeting
Our directors are expected to attend the annual meeting of stockholders. This will be our first annual general meeting as a public company following our business combination with Crescent in June 2021.
Related-Party Transaction Policy
Our Board of Directors has adopted a written Related Party Transactions Policy that sets forth our policies and procedures regarding the review and approval of “related person transactions.” For purposes of our policy, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we or any of our subsidiaries are participants involving an amount that exceeds $120,000, in which any “related person” has a direct or indirect material interest.
Transactions involving compensation for services provided to us as an employee, consultant or director will not be considered related person transactions under this policy. A related person is any executive officer, director, nominee to become a director or a holder of more than 5% of any class of our voting securities (including Class A common stock), including any of their immediate family members and affiliates, including entities owned or controlled by such persons.
Under the policy, the related person in question or, in the case of transactions with a holder of more than 5% of any class of our voting securities, an officer with knowledge of a proposed transaction, must present information regarding the proposed related person transaction to our chief legal officer and Audit Committee (or, where review by our Audit Committee would be inappropriate, to another independent body of the Board of Directors) for review. To identify related person transactions in advance, we rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related person transactions, our Audit Committee will take into account the relevant available facts and circumstances, which may include, but are not limited to:
•	the risks, costs, and benefits to the Company;
•	the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•	the materiality and character of the related person’s direct and indirect interest;
•	the related person’s actual or apparent conflict of interest;
•	the terms of the transaction;
•	the availability of other sources for comparable services or products; and
•	the terms available to or from, as the case may be, unrelated third parties.
Pursuant to the Audit Committee charter, our Audit Committee has the responsibility to review related person transactions.

Board Leadership Structure
Our Board of Directors is comprised of 11 members, classified into three classes, each comprising as nearly as possible one-third of the directors to serve three-year terms. As Class I directors, each of Leslie C.G. Campbell, Marcello Pantuliano and Louis Summe will serve until the Annual Meeting; as Class II directors, each of Todd Purdy, Doug Ceto, Stewart Bloom and Susan Morisato will serve until the annual meeting in 2023; and as Class III directors, each of Robert Beyer, Bernhard Nann, Rishi Chandna and Kathleen Pai will serve until the 2024 annual meeting, or, in each case, until their death or resignation or until their respective successors are duly elected and qualified.
Our Board of Directors recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chair roles is driven by the needs of the Company at any point in time. Our Corporate Governance Guidelines provide that the roles may be separated or combined, and the Board of Directors will exercise its discretion in combining or separating these positions as it deems appropriate in light of prevailing circumstances. This has allowed our Board of Directors the flexibility to establish the most appropriate structure for the Company at any given time. Currently, our Chief Executive Officer and Chair roles are separately held. Louis Summe is our Chief Executive Officer, and Stewart Bloom is our Chair of the Board of Directors. The Board of Directors believes that separating the roles of Chair and Chief Executive Officer at this time is the most effective leadership structure because it allows Mr. Summe to focus on the management of the Company and day-to-day operations as it continues to establish itself as a public company and allows Mr. Bloom to leverage his strong background to provide strategic guidance and effective oversight of management.
Board Diversity Matrix
The table below provides certain information regarding the diversity of our Board of Directors as of the Record Date. Each of the categories listed in the table below has the meaning as it is used in Nasdaq Rule 5605(f):
Board Diversity Matrix as of April 22, 2022
Total number of Directors	11
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	3	8	—	—

Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	2	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	7	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—
Board Meetings and Committees
Our Board of Directors held four meetings in 2021. We expect our directors to attend all board meetings and any meetings of committees and subcommittees of which they are members and to dedicate sufficient time as necessary to properly discharge their responsibilities. Each member of the Board of Directors attended at least 75% of the aggregate number of meetings held in 2021 of the Board of Directors and the committees and subcommittees of the Board of Directors of which he or she was a member.
Our Board of Directors has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee and we have adopted a written charter for each such committee. In addition, our Audit Committee has established a Cybersecurity Subcommittee, and our Nominating and Corporate Governance Committee has established an Environmental and Social Governance Subcommittee.

All of the members of these committees are independent directors under the criteria established by Nasdaq and all members of the Audit Committee and Compensation Committee are independent under the Exchange Act.
Audit Committee
The members of our Audit Committee are Leslie C.G. Campbell, Robert Beyer, and Todd Purdy. Leslie C.G. Campbell serves as the chair of the Audit Committee. The Audit Committee held five meetings in 2021.
Each member of the Audit Committee is financially literate and our Board of Directors has determined that Leslie C.G. Campbell qualifies as an “Audit Committee financial expert” as defined in the applicable SEC rules. We have adopted an Audit Committee charter, which details the principal functions of the Audit Committee, including:
•
the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm and any other independent registered public accounting firm engaged by us;

•
pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•
reviewing and discussing with the independent registered public accounting firm (i) their responsibilities and management’s responsibilities in the audit process; (ii) the overall audit strategy, planning and staffing; (iii) the scope and timing of the annual audit; (iv) any significant risks identified during the risk assessment procedures; (v) the matters required to be discussed by the Statement on Auditing Standards No. 1301, as amended, relating to the conduct of the audit and (vi) when completed, the results, including significant findings, of the annual audit;

•
reviewing and discussing with the independent registered public accounting firm and management (i) any audit problems or difficulties; (ii) any significant disagreements with management and (iii) the evaluation of management’s response to these problems, difficulties or disagreements and to attempt to resolve any disagreements between the Company’s independent registered public accounting firm or the internal audit function and management;

•	the hiring, compensation, evaluation, and dismissal of the Company’s internal audit function; reviewing the results of any internal audits and any remedial actions;
•
reviewing with management, the internal audit function, and the independent registered public accounting firm: (i) the adequacy and effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures; (ii) any special audit steps adopted in light of any material control deficiencies or any fraud involving management or other employees with a significant role in such internal controls; and (iii) disclosure relating to the Company’s controls, management’s and the independent registered public accounting firm’s report on the effectiveness of the Company’s internal control over financial reporting and the required management certifications;

•
taking into consideration the allocation of responsibility for risk oversight to the other committees of the Board, reviewing with management the risks faced by the Company and the policies, guidelines and process by which management assesses and manages the Company’s risks, including the Company’s major financial risk exposures and cybersecurity risks and the steps management has taken to monitor and control such exposures;

•
reviewing with management and the independent registered public accounting firm: (i) annual audited financial statements; (ii) quarterly financial statements; (iii) Management’s Discussion and Analysis; (iv) earnings press release; and (v) major financial statement issues;

•
obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•
reviewing and discussing with the independent registered public accounting firm all relationships the independent registered public accounting firm have with us in order to evaluate their continued independence;

•
discussing with the independent registered public accounting firm, as appropriate, material issues on which the national office of the independent registered public accounting firm was consulted, and reviewing and discussing i) all critical accounting policies and practices to be used; ii) all alternative treatments of financial information within GAAP that have been discussed with management, and iii) other material written communications between the independent registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

•	producing the Audit Committee report required to be included in our annual proxy statement;
•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;
•	setting clear hiring policies for employees or former employees of the independent registered public accounting firm;
•	monitoring compliance with the Company’s Code of Ethics;
•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction;
•
reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the FASB, the SEC or other regulatory authorities;

•
overseeing procedures for the receipt, retention and treatment of confidential, anonymous submissions by Company employees of complaints, questions or concerns regarding accounting, fraud, internal accounting controls or auditing matters, and to establish such procedures as the Committee may deem appropriate for the receipt, retention and treatment of complaints reviewed by the Company with respect to any other matters that may be directed to the Committee for review and assessment;

•	reviewing with management the Company’s policies and processes for tax planning and compliance; and
•
conducting an annual self-assessment with the help of the Nominating and Corporate Governance Committee of the performance of its duties under the Committee charter and to present the results of the evaluation to the Board, and reviewing the Committee charter at least annually and recommending any proposed changes to the Board for approval.

Our Audit Committee charter is available on the Company’s website under the heading “Investor Relations” at www.livevox.com. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.
Compensation Committee
The members of our Compensation Committee are Kathleen Pai, Rishi Chandna, and Bernhard Nann. Kathleen Pai serves as the chair of the Compensation Committee. The Compensation Committee held three meetings in 2021.
We have adopted a Compensation Committee charter, which details the principal functions of the Compensation Committee, including:
•
reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•	reviewing and approving the compensation of all of our other officers;
•	reviewing and approving any employment agreements and consulting agreements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;
•	reviewing, evaluating and recommending changes, if appropriate, to the director compensation;
•	implementing and administering our incentive compensation equity-based remuneration plans;
•	producing a report on executive compensation to be included in our annual proxy statement;
•	assisting management in complying with our proxy statement and annual report disclosure requirements; and
•	reviewing our executive compensation policies and plans.
Our Compensation Committee charter is available on the Company’s website under the heading “Investor Relations” at www.livevox.com. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.
The Compensation Committee reviews and approves corporate goals and objectives relevant to Chief Executive Officer compensation and evaluates the Chief Executive Officer’s performance in light of these goals and objectives. The Compensation Committee recommends to the Board of Directors the Chief Executive Officer’s compensation level or changes to such level based on this evaluation and any other factors the committee deems relevant. In determining the long-term incentive component of Chief Executive Officer compensation, the Compensation Committee may consider the Company's performance and relative stockholder return, the value of similar incentive awards given to chief executive officers at comparable companies, and the awards given to the Company's Chief Executive Officer in past years. In addition, the Compensation Committee reviews and approves the compensation levels, and any changes thereto, for each of the Company’s other named executive officers based in part on the recommendation of the Chief Executive Officer.
Nominating and Corporate Governance Committee
The members of our Nominating and Corporate Governance Committee are Robert Beyer, Marcello Pantuliano, and Susan Morisato. Robert Beyer serves as chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee held one meeting in 2021.
We have adopted a Nominating and Corporate Governance Committee charter, which details the principal functions of the Nominating and Corporate Governance Committee, including:
•	identifying and recommending to the Board of Directors the nominees for election to the Board of Directors at the next annual meeting of stockholders;
•	setting forth criteria for selecting directors;
•	annually reviewing the Board of Directors committee structure and members of each committee;
•	reviewing and reassessing the adequacy of the Company’s Corporate Governance Guidelines, and recommending any proposed changes to the Board of Directors for approval;
•	overseeing the annual self-evaluations of the Board of Directors and management;
•	making recommendations to the Board of Directors regarding other governance matters; and
•	periodically reviewing and making recommendations about the Company’s ESG strategy, policies and procedures.
Our Nominating and Corporate Governance Committee charter is available on the Company’s website under the heading “Investor Relations” at www.livevox.com. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.
Compensation Committee Interlocks and Insider Participation
None of our officers currently serves, or in the past year has served, as a member of the Board of Directors or Compensation Committee of any entity that has one or more officers serving on our Board of Directors.

EXECUTIVE COMPENSATION
Executive Officers
Our executive officers are elected by the Board of Directors and serve at the discretion of the Board of Directors, rather than for specific terms of office. Our Board of Directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chief Executive Officer, a President, a Chief Financial Officer, Vice Presidents, a Secretary, Assistant Secretaries, a Treasurer and such other offices as may be determined by the Board of Directors.
The following table sets forth information regarding our executive officers as of April 22, 2022. There are no family relationships among any of our officers:
Name	Age	Position(s) Held
Louis Summe	55	Chief Executive Officer, Co-Founder and Director
Gregg Clevenger	58	Executive Vice President and Chief Financial Officer
Laurence Siegel	55	Executive Vice President of Products and Co-Founder
Erik Fowler	51	Chief Revenue Officer
Aaron Ross	48	Chief Legal Officer
Louis Summe. Louis Summe is Co-founder of the predecessor LiveVox entity prior to our business combination with Crescent in June 2021, and has served as Chief Executive Officer and a member of the Board of Directors since that company’s inception in 1998. The company was founded with the vision of eliminating the complexities and data siloes that prevent businesses from creating better customer experiences. Louis is a pioneer in leveraging the cloud to unify disparate applications and in doing so, he has created a new path for businesses to modernize their engagement with new channels and AI technology. From 1997 to 2000 Mr. Summe was VP of Product and Business Development for Physicians Online, a pioneer in healthcare internet services and held positions at Merck-Medco and EDS earlier in his career. Louis received his Masters of Business Administration at Columbia University and B.A. in Physics from Xavier University.
Gregg Clevenger has served as our Executive Vice President and Chief Financial Officer since our business combination with Crescent in June 2021. Prior to the business combination, Mr. Clevenger has served as Executive Vice President and Chief Financial Officer of the predecessor LiveVox entity since September 2020. From October 2018 to April 2020, Mr. Clevenger served as Chief Financial Officer of PowerSchool LLC, a provider of educational SaaS software to K-12 administrators, teachers, students and parents. From January 2017 to October 2018, Mr. Clevenger served as Executive Vice President and Chief Financial Officer of Aspect Software, a global provider of enterprise contact center and workforce optimization solutions. From June 2016 to January 2017, Mr. Clevenger provided CFO consulting services to The NanoSteel Company, an advanced materials company. From September 2014 to May 2015, Mr. Clevenger served as Chief Financial Officer of LanzaTech, a global leader in gas fermentation technology. From November 2010 to January 2014, Mr. Clevenger served as Executive Vice President and Chief Financial Officer of GXS Corp., a global cloud integration company. Earlier in his career, Mr. Clevenger was at Mpower Communications Corp., a publicly traded provider of telecommunications services where he served for nearly seven years in a variety of capacities including Senior Vice President of Corporate Development, Executive Vice President and Chief Financial Officer, and as a member of the board of directors. Mr. Clevenger previously held investment banking positions with Goldman Sachs, Morgan Stanley and Argent Group Ltd. Mr. Clevenger holds a Bachelor of Arts (Economics) degree and a Master of Business Administration degree from Washington University in St. Louis.
Laurence Siegel has served as our Executive Vice President of Products since our business combination with Crescent in June 2021. Prior to the business combination, Mr. Siegel is co-founder of the predecessor LiveVox entity where he served as Executive Vice President of Product Development since 2000. Mr. Siegel plays a key role in driving growth at the Company by helping transform a great vision into a cutting edge, yet highly practical product offering. From 1996-2000, Larry was Director of Network Development for what is now Northwell Health, the largest healthcare provider in New York. Larry received his Masters of Business Administration from Columbia University and a B.A. in Economics from Skidmore College.
Erik Fowler has served as our Chief Revenue Officer since our business combination with Crescent in June 2021. Prior to the business combination, Mr. Fowler served as the predecessor LiveVox entity’s Executive Vice President of Worldwide Sales and Business Operations since April 2014. Mr. Fowler brings extensive sales and management experience to the Company where he is charged with driving the Company’s growth. Prior to joining the predecessor LiveVox entity in 2009, Mr. Fowler was Vice President of Major Accounts at SoundBite (Genesys) from January 2004 to January 2009. Mr. Fowler has also held senior sales management roles at The CCS Companies and Parametric Technology Corporation (NASDAQ: PTC). Mr. Fowler holds a Bachelor of Arts degree in Political Science from Virginia Polytechnic Institute and State University. Mr. Fowler also spent seven years as a Naval Officer, most recently stationed on an AEGIS Cruiser, the USS Lake Erie (CG 70).
Aaron Ross joined LiveVox in November of 2021 as Chief Legal Officer. Mr. Ross heads our legal operations and compliance and corporate governance initiatives. Starting in 2015, Mr. Ross served as General Counsel of Talend S.A., a SaaS data integration company, where he helped lead the company through its 2016 NASDAQ IPO and continued growth through the sale of the company to private equity firm Thoma Bravo in July 2021. From 2011-2014, Mr. Ross was Senior Corporate and M&A Counsel at Atmel, a semiconductor designer and manufacturer, where he was responsible for SEC compliance, corporate governance, and mergers & acquisitions. From 2009-2011, Mr. Ross was Corporate General Counsel of French media technology company Technicolor (formerly dual listed on NYSE and Euronext Paris), where he served through the Company's EUR 2.7B global corporate restructuring. Prior to serving as in-house counsel, Mr. Ross was an associate in the London and Paris offices of Skadden, Arps, Slate, Meagher & Flom LLP and in the San Francisco office of Orrick, Herrington & Sutcliffe LLP. Mr. Ross has a Bachelor of Arts in Philosophy from Cornell University and a Juris Doctor from the University of California at Berkeley School of Law.

Summary Compensation Table
As an “emerging growth company,” within the meaning of the Securities Act, for purposes of the SEC’s executive compensation disclosure rules, LiveVox has opted to comply with the executive compensation disclosure rules applicable to emerging growth companies. This section discusses the material components of the executive compensation program for our current Chief Executive Officer and our two other most highly compensated executive officers (other than our principal executive officer) whom we refer to as our “Named Executive Officers.” As of the year ended December 31, 2021, our Named Executive Officers were:
•	Louis Summe, Chief Executive Officer, Co-Founder and Director
•	Laurence Siegel, Executive Vice President of Products and Co-Founder
•	Erik Fowler, Chief Revenue Officer
The following table sets forth information concerning the total compensation of our current Named Executive Officers for the years ended December 31, 2021 and 2020:
Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	Option Awards(4)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(5)	Total
Louis Summe(6) Chief Executive Officer, Co-Founder and Director	2021	$375,000	$187,500	$7,418,589	$—	$—	$3,206,571	$11,187,660
	2020	375,000	—	—	564,898	240,000	880,125	2,060,023
Laurence Siegel Executive Vice President of Products and Co-Founder	2021	311,875	54,578	2,472,394	—	—	1,603,285	4,442,132
	2020	301,874	—	—	282,449	84,525	440,063	1,108,911
Erik Fowler Chief Revenue Officer	2021	522,467(7)	—	2,472,394	—	—	1,603,285	4,598,146
	2020	450,633(8)	—	—	282,449	—	440,063	1,173,145
(1)
The amounts reported in this column represent the dollar value of salary earned by our Named Executive Officers which are described under “—Narrative to Summary Compensation Table—Employment Arrangements” below.

(2)
The amounts reported in this column represent the dollar value of annual cash incentive bonuses earned by our Named Executive Officers, which are described under “—Narrative to Summary Compensation Table—Employment Arrangements” and “—Narrative to Summary Compensation Table—Annual Cash Incentive Bonuses” below.

(3)	The amounts reported in this column represent the aggregate totals of:
(a)
the grant-date fair value of Restricted Stock Units (“RSUs”) and Performance-based Restricted Stock Units (“PSUs”) granted to our Named Executive Officers under the 2021 Equity Incentive Plan (the “2021 Plan”), computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The assumptions used by the Company in calculating these amounts are included in Note 17 to our audited consolidated financial statements in our Annual Report on Form 10-K. See “—Narrative to Summary Compensation Table—2021 Equity Incentive Plan” below for additional information regarding LiveVox’s 2021 Plan Awards. The values shown for the PSUs are based upon the probable outcome of the performance condition with respect to the PSUs, which is maximum achievement.

(b)
the amounts of equity bonuses received by our Named Executive Officers pursuant to a previous arrangement involving the Value Creation Incentive Plan (“VCIP”). See “—Narrative to Summary Compensation Table—Value Creation Incentive Plan” below for additional information regarding these payments.

The aggregate amounts received by each of our Named Executive Officers in the years ended December 31, 2021 and 2020 are as follows:
Name and Principal Position	Year	2021 Plan RSUs	2021 Plan PSUs	VCIP Equity Bonuses	Total
Louis Summe Chief Executive Officer, Co-Founder and Director	2021	$1,269,450	$3,808,350	$2,340,789	$7,418,589
	2020	—	—	—	—
Laurence Siegel Executive Vice President of Products and Co-Founder	2021	651,000	651,000	1,170,394	2,472,394
	2020	—	—	—	—
Erik Fowler Chief Revenue Officer	2021	651,000	651,000	1,170,394	2,472,394
	2020	—	—	—	—
(4)
The amounts reported in this column represent the aggregate grant-date fair value of Management Incentive Units (“MIUs”) granted to our Named Executive Officers, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The MIUs are intended to constitute “profits interests” for U.S. federal income tax purposes. Despite the fact that the Incentive Units do not require the payment of an exercise price, they are most similar economically to stock options. Accordingly, they are classified as “options” under the definition provided in Item 402(a)(6)(i) of Regulation S-K as an instrument with an “option-like feature.” The assumptions used by the Company in calculating these amounts are included in Note 17 to our audited consolidated financial statements in our Annual Report on Form 10-K. See “—Narrative to Summary Compensation Table—Management Incentive Units” below for additional information.
(5)
The amounts reported in this column represent the amounts of cash bonuses received by our Named Executive Officers pursuant to a previous arrangement involving the VCIP. See “—Narrative to Summary Compensation Table—Value Creation Incentive Plan” below for additional information. The aggregate amounts received by each of our Named Executive Officers in the years ended December 31, 2021 and 2020 are as follows:

Name and Principal Position	Year	VCIP Cash Bonuses	Total
Louis Summe Chief Executive Officer, Co-Founder and Director	2021	$3,206,571	$3,206,571
	2020	880,125	880,125
Laurence Siegel Executive Vice President of Products and Co-Founder	2021	1,603,285	1,603,285
	2020	440,063	440,063
Erik Fowler Chief Revenue Officer	2021	1,603,285	1,603,285
	2020	440,063	440,063
(6)	Mr. Summe also serves on our Board of Directors but does not receive any additional compensation for his service as a director.
(7)	Represents base salary of $280,000 and annual commission of $242,467 in 2021.
(8)	Represents base salary of $260,000 and annual commission of $190,633 in 2020.
Narrative to Summary Compensation Table
Compensation Philosophy & Mix
Prior to our business combination with Crescent in June 2021, the compensation of the predecessor LiveVox entity’s executive officers consisted of a base salary, an annual cash incentive bonus, commissions, a long term-cash incentive plan, equity compensation in LiveVox TopCo, LLC, a Delaware limited liability company, our principal shareholder (“LiveVox TopCo”) and health and welfare benefits, and was historically determined by the Compensation Committee of the predecessor LiveVox entity’s Board of Directors.
Following the closing of the business combination with Crescent, the Company has developed an executive compensation program that is consistent with its compensation policies and philosophies, which are designed to align compensation with business objectives and the creation of stockholder value, while also enabling the Company to attract, motivate and retain individuals who contribute to its long-term success. Decisions on the executive compensation program are made by the Compensation Committee of the Board of Directors. The compensation of our current Named Executive Officers has three primary components: base salary, an annual cash incentive bonus and long-term incentive-based compensation in the form of equity-based awards. Pursuant to their employment agreements, the Named Executive Officers are also eligible to receive certain payments and benefits upon a termination of employment under certain circumstances. Each of our Named Executive Officers, along with certain other members of our management, have been granted equity in LiveVox TopCo pursuant to the Amended and Restated Limited Liability Company Agreement of LiveVox TopCo (which is referred to as the “TopCo LLC Agreement”), as further described below.
Employment Arrangements
The Company has entered into employment agreements with each of its Named Executive Officers. The material terms of the employment agreements are summarized below:
Summe Employment Agreement
Mr. Summe previously entered into an employment agreement with the predecessor LiveVox entity, dated August 7, 2014 (the “Summe Agreement”). The Summe Agreement provides for an “at-will” term and may be terminated at any time by the Company upon written notice. The Summe Agreement provides for an annual base salary and an annual performance bonus in such amount determined by our Board of Directors. Mr. Summe is also eligible to participate in LiveVox’s employee and fringe benefit plans as may be in effect from time to time on the same basis as other similarly situated executives of the Company generally. As described in more detail below in “—Potential Payments upon Termination of Employment or Change in Control,” upon certain terminations of Mr. Summe’s employment, Mr. Summe will be entitled to severance payments and benefits, including salary continuation and his annual bonus. The Summe Agreement also subjects Mr. Summe to the following restrictive covenants: (i) employment term and one-year post termination non-solicitation and non-hire of employees (including former employees who ceased to be employed by LiveVox or an affiliate within 180 days of Mr. Summe’s attempted hire of such employees), (ii) employment term and one-year post-termination non-solicitation of customers, suppliers, licensees, licensors, or other business relations of LiveVox or an affiliate, (iii) employment term and one-year post-termination non-compete (iv) perpetual confidentiality, and (v) assignment of employee work product. For the year ended December 31, 2021 and 2020, Mr. Summe’s annual base salary was $375,000 and Mr. Summe had an annual performance bonus target equal to 80% of Mr. Summe’s annual base salary.
Siegel Employment Agreement
Mr. Siegel previously entered into an employment agreement with Tools for Health, Inc. (the former name of the predecessor LiveVox entity), dated May 23, 2000 (the “Siegel Agreement”). The Siegel Agreement provides for an “at-will” term and may be terminated at any time by the Company upon written notice. The Siegel Agreement provides for an annual base salary and an annual performance bonus based on the achievement of performance objectives established by the Company. The Siegel Agreement also subjects Mr. Siegel to the following restrictive covenants: (i) employment term and one-year post-termination non-solicitation of customers and employees, (ii) employment term and one-year post-termination non-compete, (iii) perpetual confidentiality, and (iv) assignment of work product. For the year ended December 31, 2021, Mr. Siegel’s annual base salary was $311,875 and Mr. Siegel had an annual performance bonus target equal to 35% of Mr. Siegel’s annual base salary. For the year ended December 31, 2020, Mr. Siegel’s annual base salary was $301,874 and Mr. Siegel had an annual performance bonus target equal to 35% of Mr. Siegel’s annual base salary.
Fowler Employment Agreement
Mr. Fowler previously entered into an employment agreement with the predecessor LiveVox entity, dated November 17, 2009 (the “Fowler Agreement”). The Fowler Agreement is for an “at-will” term and may be terminated at any time by the Company upon written notice. The Fowler Agreement provides for an annual base salary and monthly commissions based on metrics determined by the Company. The Fowler Agreement also subjects Mr. Fowler to the following restrictive covenants: (i) employment term and one-year post-termination non-solicitation of employees and customers, (ii) employment term and one-year post-termination non-compete, (iii) perpetual confidentiality, and (iv) assignment of work product. For the year ended December 31, 2021, Mr. Fowler’s annual base salary was $280,000 and Mr. Fowler had an annual commission target of $265,000. For the year ended December 31, 2020, Mr. Fowler’s annual base salary was $260,000 and Mr. Fowler had an annual commission target of $245,000.
Annual Cash Incentive Bonuses
The Company uses annual cash incentive bonuses for the Named Executive Officers to tie a portion of their compensation to financial and operational objectives achievable within the applicable fiscal year. Near the beginning of each year, the Compensation Committee selects performance targets, target amounts, target award opportunities and other terms and conditions of the bonus opportunities for the Named Executive Officers, subject to the terms of any employment agreement. Following the end of each year, the Compensation Committee determines the extent to which performance targets were achieved, if applicable, and the amount of the award that is payable to each of the Named Executive Officers. In determining such amount, the Compensation Committee may exercise discretion in any amount awarded. In 2021, the amounts paid to Messrs. Summe and Siegel were paid following the Compensation Committee's exercise of such discretion.
2021 Equity Incentive Plan
On June 16, 2021, the stockholders of the Company approved the 2021 Equity Incentive Plan (the “2021 Plan”), which became effective upon the closing of the business combination with Crescent. Our Named Executive Officers participate in the 2021 Plan, pursuant to which they were granted equity-based awards in the form of Restricted Stock Units (“RSUs”) and Performance-based Restricted Stock Units (“PSUs”) on June 18, 2021. RSUs are subject only to service conditions, and PSUs vest based on the achievement of both service and market conditions (e.g., upon the Company’s volume-weighted average share price during the specified period achieving a specified level). RSUs and PSUs typically vest over the Named Executive Officers’ requisite service period ranging from three to six years based on their role in the Company. If a Named Executive Officer incurs a termination of continuous service for any reason, any unvested RSUs or PSUs will be forfeited without consideration. (See —”Outstanding Equity Awards at Fiscal Year End” for additional information)
On November 11, 2021, the Company entered into a letter agreement (the “Acceleration Letter”) with Mr. Summe, which amends the RSU Award Agreement entered into on August 18, 2021 to include a double trigger provision relating to the accelerated vesting of unvested RSUs in the event of a Change in Control (as defined in the 2021 Plan) and in the event Mr. Summe’s employment is terminated within six months after the change in control by the Company without Cause or by Mr. Summe for Good Reason (each as defined in the 2021 Plan).
Management Incentive Units
During 2019, LiveVox TopCo established a Management Incentive Unit program that provides for the grant of Class B Units of LiveVox TopCo that are intended to constitute “profits interests” for U.S. federal income tax purposes (“Management Incentive Units” or “MIUs”) and represent the right to share in any increase in the equity value of the Company that exceeds a specified threshold. The MIUs vest ratably over five years with 20% of the MIUs vesting on each anniversary of a specified vesting commencement date, subject to the Named Executive Officer’s continued employment with the Company on the applicable vesting date. Vesting of the MIUs will accelerate upon consummation of a “sale of the company”, which is defined by the LiveVox TopCo limited liability company agreement as (i) the sale or transfer of all or substantially all of the assets of LiveVox TopCo on a consolidated basis or (ii) any direct or indirect sale or transfer of a majority of interests in LiveVox TopCo and its subsidiaries on a consolidated basis, as a result of any party other than certain affiliates of Golden Gate Capital obtaining voting power to elect the majority of LiveVox TopCo’s governing body. Since the business combination with Crescent did not meet the limited liability company agreement’s definition of a sale, it did not cause acceleration in vesting of the unvested MIUs and the MIUs will continue to vest based on the service condition.
If the Named Executive Officer’s employment with LiveVox TopCo or its subsidiaries is terminated following the first anniversary of the vesting commencement date, any MIUs that would have vested in the year of termination will vest on a pro rata basis based on the number of full fiscal quarters of LiveVox TopCo that have elapsed since the prior vesting date, with any remaining unvested MIUs being forfeited for no consideration. If the Named Executive Officer violates the terms of the restrictive covenants set forth in the TopCo LLC Agreement, all outstanding MIUs will be automatically forfeited for no consideration. Following the Named Executive Officer’s termination, LiveVox TopCo or funds affiliated with Golden Gate Capital will have the option to purchase some or all of the Named Executive Officer’s vested MIUs at the following repurchase prices: (i) upon a termination for “cause” at the lower of original cost or fair market value as of the date that is 30 days prior to the date of the repurchase and (ii) upon any termination other than for “cause,” at fair market value as of the date that is 30 days prior to the date of the repurchase. If the fair market value is less than the required threshold set forth in the MIU Agreements, the Named Executive Officer’s outstanding MIUs can be repurchased for no further consideration. The option to repurchase can be exercised for one year beginning on the latter of (a) the Named Executive Officer’s date of termination and (b) the 181st day following the initial acquisition of the MIUs by the Named Executive Officer. Upon a “sale of the company,” LiveVox TopCo’s option to repurchase outstanding MIUs will expire.
Value Creation Incentive Plan
During 2014, the Company established the Value Creation Incentive Plan (“VCIP”), pursuant to which participants were eligible to receive a cash award (a “VCIP Bonus”) equal to a predetermined percentage of the “eligible proceeds” (as defined in the VCIP) at the time of a liquidity event. Each Named Executive Officer participated in the VCIP. Each VCIP Bonus was subject to time-based and performance-based vesting conditions.
In December 2019, each Named Executive Officer entered an arrangement with the Company pursuant to which 50% of each Named Executive Officer’s VCIP Bonus was liquidated in exchange for a cash payment equal to the amount each Named Executive Officer would have received under the VCIP in respect of such liquidated portion had a “liquidity event” occurred on December 31, 2019. The cash payment was paid in two installments on December 31, 2019 and December 31, 2020.
The business combination with Crescent was deemed a “liquidity event” for the purposes of the VCIP, upon which the vesting conditions of the VCIP Bonuses were fully achieved and all outstanding portions of the VCIP

Bonuses not previously liquidated became fully vested. Such outstanding portions of the VCIP Bonuses were paid to each Named Executive Officer in a combination of cash and equity, as reported in the “All Other Compensation” and “Stock Awards” column of the Summary Compensation Table, respectively.
Health and Welfare Plans and Retirement Plans
Our Named Executive Officers are eligible to participate in employee benefit plans, including medical, life, and disability benefits on the same basis as other eligible employees. These benefits include:
•	health, dental and vision insurance;
•	vacation, paid holidays and sick days;
•	life insurance and supplemental life insurance;
•	short-term and long-term disability; and
•	a 401(k) plan and health savings plan with matching contributions.
•	other fringe benefits, including an employee assistance program, nurse helpline, commuter benefits program, student loan refinancing program, and employee wellness benefits.
We believe these benefits are generally consistent with those offered by other companies and specifically with those companies with which it competes for employees.
Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the outstanding equity awards held as of December 31, 2021 by each of our Named Executive Officers.
		Option Awards(1)				Stock Awards(2)
Name	Award Type	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(4)
Louis Summe	2021 Plan RSUs	—	—	$—	—	195,000	$1,004,250
	2021 Plan PSUs	—	—	—	—	585,000	3,012,750
	2020 MIUs	143,012	572,049	—	—	—	—
Laurence Siegel	2021 Plan RSUs	—	—	—	—	100,000	515,000
	2021 Plan PSUs	—	—	—	—	100,000	515,000
	2020 MIUs	71,506	286,024	—	—	—	—
Erik Fowler	2021 Plan RSUs	—	—	—	—	100,000	515,000
	2021 Plan PSUs	—	—	—	—	100,000	515,000
	2020 MIUs	71,506	286,024	—	—	—	—
(1)
Amounts listed are MIUs issued to our Named Executive Officers. See “—Narrative to Summary Compensation Table—Management Incentive Units” for additional information. The MIUs granted to our Named Executive Officers participate in distributions attributable to the appreciation in the fair market value of LiveVox TopCo, or profits of LiveVox TopCo, after their respective dates of grant. These MIUs are intended to constitute “profits interests” for U.S. federal income tax purposes. Despite the fact that the Incentive Units do not require the payment of an exercise price, they are most similar economically to stock options. Accordingly, they are classified as “options” under the definition provided in Item 402(a)(6)(i) of Regulation S-K as an instrument with an “option-like feature.”

(2)	Amounts listed are RSUs and PSUs issued to our Named Executive Officers under the 2021 Plan. See “—Narrative to Summary Compensation Table—2021 Equity Incentive Plan” for additional information.
(3)
2021 Plan awards become vested as follows: Mr. Summe’s RSUs will vest 100% on the sixth anniversary of the vesting commencement date of June 21, 2021. 25% of Messrs. Siegel’s and Fowler’s RSUs will vest on the first anniversary of the vesting commencement date of June 21, 2021 and 75% will vest on a quarterly basis thereafter. PSUs of each Named Executive Officer vest based on the achievement of both service condition (the same time-vesting schedule that is applicable to the respective Name Executive Officer’s RSUs) and market condition (upon the Company’s volume-weighted average share price during any 20 trading days out of 30 consecutive trading days beginning after the grant date achieving a specified level). See “—Narrative to Summary Compensation Table—2021 Equity Incentive Plan” for additional information.

(4)	The market value is the number of outstanding equity plan awards shown in the table multiplied by the closing market price of the Company’s stock on December 31, 2021.

Potential Payments upon Termination of Employment or Change in Control
Summe Agreement
If Mr. Summe is terminated without “cause” (as defined in the Summe Agreement), Mr. Summe will, subject to his timely execution of a release of all claims in favor of the Company, be entitled to any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurs and 12 months of base salary continuation from his date of termination in accordance with the Company’s regular payroll schedule, provided that no such payments will be payable if Mr. Summe’s termination occurs following a “sale of the company” (as defined in the Summe Agreement). No further payments shall be due or payable if, prior to the end of the period during which Mr. Summe is receiving severance, Mr. Summe becomes employed or is engaged as a consultant or independent contractor on a full-time basis by any person or entity other than LiveVox or its affiliates; however, if Mr. Summe’s new base salary is less than his base salary provided for in the Summe Agreement, then Mr. Summe will be entitled to the difference between his base salary under the Summe Agreement and his base salary in his new position. The business combination with Crescent did not constitute a “sale of company” under the Summe Agreement.
2021 Equity Incentive Plan - Acceleration Letter with Mr. Summe
As described in more detail above in “—Narrative to Summary Compensation Table—2021 Equity Incentive Plan,” in the event Mr. Summe’s employment is terminated by the Company without Cause or by Mr. Summe for Good Reason within six months after a Change in Control (each as defined in the 2021 Plan), all unvested RSUs will accelerate and fully vest.
Management Incentive Units
As described in more detail above in “—Narrative to Summary Compensation Table—Management Incentive Units,” in the event of a “sale of the company” (as defined in the TopCo LLC Agreement), all unvested MIUs will accelerate and fully vest, provided that the Named Executive Officer remains employed with LiveVox TopCo or its subsidiaries through the consummation of such sale of the company.

DIRECTOR COMPENSATION
In connection with the closing of the business combination with Crescent, the Company adopted a new Board of Directors compensation program which is designed to provide competitive compensation necessary to attract and retain highly-qualified, independent professionals to represent the Company’s stockholders. The form and amount of director compensation is determined by the Company’s Compensation Committee in accordance with its charter, which is responsible for conducting an annual review of director compensation. The Compensation Committee also considers a director’s compensation when determining such director’s independence.
The Company pays monthly Board of Director fees plus reimbursement of expenses incurred on behalf of the Company to members of the Company’s Board of Directors. Messrs. Bloom and Nann received MIUs in 2019, the terms of which are consistent with those described in more detail above under the section “—Narrative to Summary Compensation Table—Management Incentive Units.” Messrs. Bloom and Nann also participated in the VCIP, the terms of which are consistent with those described in more detail above under the section “—Narrative to Summary Compensation Table—Value Creation Incentive Plan”. In connection with the business combination with Crescent in June 2021, the VCIP awards were liquidated and paid in full in a combination of cash and equity to the plan participants. On August 18, 2021, the Company granted RSU awards to eight directors under the 2021 Plan. See “—Narrative to Summary Compensation Table—2021 Equity Incentive Plan” for additional information regarding LiveVox’s 2021 Plan Awards.
Director Compensation Table
The following table presents the total compensation for each person who served as a director of our Board of Directors following the closing of the business combination with Crescent in June 2021. Other than as set forth in the table and as described in more detail below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to, any of the other directors of our Board of Directors. Mr. Summe receives no compensation for his service as a director and, consequently, is not included in this table. The compensation received by Mr. Summe as an employee of LiveVox is presented in “—Summary Compensation Table.”
Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation(3)	Total
Robert D. Beyer	$26,884	$195,300	$—	$222,184
Stewart Bloom	250,000	979,459	1,074,209	2,303,668
Leslie C. G. Campbell	32,260	195,300	—	227,560
Doug Ceto	—	—	—	—
Rishi Chandna	—	—	—	—
Susan Morisato	21,507	195,300	—	216,807
Bernhard Nann	200,004	979,459	1,074,209	2,253,672
Kathleen Pai	26,884	195,300	—	222,184
Marcello Pantuliano	21,507	195,300	—	216,807
Todd M. Purdy	21,507	195,300	—	216,807
(1)	Mr. Bloom receives his payments as an employee of LiveVox on a bi-monthly basis in accordance with the Company’s regular payroll schedule. Other directors are paid via ACH.
(2)	The amounts reported in this column represent the aggregate totals of:
a.
the aggregate grant-date fair value of RSU awards granted to selected directors under the 2021 Plan, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The assumptions used by the Company in calculating these amounts are include in Note 17 to our audited consolidated financial statements included in our Annual Report on Form 10-K. See “—Narrative to Summary Compensation Table—2021 Equity Incentive Plan” for additional information regarding LiveVox’s 2021 Plan Awards.

b.
the amounts of equity bonuses received by our directors pursuant to a previous arrangement involving the VCIP. See “—Narrative to Summary Compensation Table—Value Creation Incentive Plan” for additional information regarding these payments.

The aggregate amounts received by each of our directors in the years ended December 31, 2021 are as follows:
Name	2021 Plan RSUs	VCIP Equity	Total
Robert D. Beyer	$195,300	$—	$195,300
Stewart Bloom	195,300	784,159	979,459
Leslie C. G. Campbell	195,300	—	195,300
Doug Ceto	—	—	—
Rishi Chandna	—	—	—
Susan Morisato	195,300	—	195,300
Bernhard Nann	195,300	784,159	979,459
Kathleen Pai	195,300	—	195,300
Marcello Pantuliano	195,300	—	195,300
Todd M. Purdy	195,300	—	195,300
(3)
The amounts reported in this column represent the amounts of cash bonuses received by our directors pursuant to a previous arrangement involving the VCIP. See “—Narrative to Summary Compensation Table—Value Creation Incentive Plan” for additional information regarding these payments. The aggregate amounts received by each of our directors in the year ended December 31, 2021 are as follows:

Name	VCIP Cash Bonuses	Total
Robert D. Beyer	$—	$—
Stewart Bloom	1,074,209	1,074,209
Leslie C. G. Campbell	—	—
Doug Ceto	—	—
Rishi Chandna	—	—
Susan Morisato	—	—
Bernhard Nann	1,074,209	1,074,209
Kathleen Pai	—	—
Marcello Pantuliano	—	—
Todd M. Purdy	—	—

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Directors and Officers
The following table sets forth information regarding the beneficial ownership of our Class A common stock as of the Record Date by:
•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of our Class A common stock;
•	each of our named executive officers and directors; and
•	all our executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to all shares of Class A common stock beneficially owned by them.
In the table below, percentage ownership is based on 98,240,727 shares of our Class A common stock issued and outstanding as of April 22, 2022:
	Shares Beneficially Owned
Name and Address of Beneficial Owner(1)	Number of Shares of Class A Common Stock	Percentage of Class A Common Stock
Five Percent Holders
Entities affiliated with Golden Gate Private Equity, Inc.(2)	72,052,784	73.3%
Named Executive Officers and Directors
Louis Summe(2)	320,656	*
Laurence Siegel(2)	160,328	*
Erik Fowler(2)	163,676	*
Robert D. Beyer(3)	3,250,000	3.3%
Stewart Bloom(2)	107,419	*
Leslie C. G. Campbell	—	*
Doug Ceto	—	*
Rishi Chandna	—	*
Susan Morisato	—	*
Bernhard Nann(2)	107,419	*
Kathleen Pai	—	*
Marcello Pantuliano	—	*
Todd M. Purdy(3)	3,250,000	3.3%
All directors and executive officers as a group (15 individuals)	4,129,498	4.2%
*	Less than 1%.
(1)
Unless otherwise noted, the address of the principal business office of each of Messrs. Summe, Siegel, and Fowler and Mses. Campbell, Morisato and Pai is c/o LiveVox, 655 Montgomery Street, Suite 1000, San Francisco, California, 94111.

(2)
As reported on a Scheduled 13D/A filed on December 17, 2021. The address of the principal business office of Golden Gate Private Equity, Inc. (“Golden Gate Capital”) is One Embarcadero Center, 39th Floor, San Francisco, California, 94111. The shares reported include: (i) 71,670,701 shares held by LiveVox TopCo, LLC, and (ii) 382,083 shares acquired on December 15, 2021 by GGC Public Equities Opportunities, L.P., each of which holds their respective securities on behalf of a private investor group, including funds managed by Golden Gate Capital and Messrs. Summe, Siegel, Fowler, Bloom and Nann. Although Messrs. Summe, Siegel, Fowler, Bloom and Nann do not have voting or dispositive power over the 71,670,701 shares owned by LiveVox TopCo, each owns interests of LiveVox TopCo with varying rights to participate in distributions at the discretion of Golden Gate Capital with respect to such shares held by LiveVox TopCo. Interests shown include the 5,000,000 Earn-Out Shares because LiveVox TopCo, LLC maintains voting power over such shares.

(3)
CFI Sponsor LLC is the record holder of the 3,250,000 shares reported herein, which includes the 2,487,500 Lock-Up Shares with respect to which CFI Sponsor LLC holds voting power. Beyer Family Interests LLC and TSJD Family LLC are managing members of CFI Sponsor LLC. Mr. Beyer is a managing member of Beyer Family Interests LLC. Mr. Purdy is a managing member of TSJD Family LLC. As such, each of Beyer Family Interests LLC, TSJD Family LLC and Messrs. Beyer and Purdy may be deemed to have or share beneficial ownership of the Class A common stock held directly by CFI Sponsor LLC. The business address of each of Messrs. Beyer and Purdy is c/o Crescent Capital Group, 11100 Santa Monica Blvd., Suite 2000, Los Angeles, CA 90025.

Prohibition on Hedging
Hedging or monetization transactions can be accomplished through a number of possible mechanisms, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. Hedging transactions may permit a director, officer or employee to continue to own our securities obtained through employee benefit plans or otherwise, but without the full risks and rewards of ownership. When that occurs, the director, officer or employee may no longer have the same objectives as our other stockholders. Therefore, directors, officers and other employees are prohibited by our Insider Trading Policy from engaging in any such transactions.
Policy on Margin Accounts and Pledged Securities
Securities held in a margin account as collateral for a margin loan may be sold by the broker without the customer’s consent if the customer fails to meet a margin call. Similarly, securities pledged (or hypothecated) as collateral for a loan may be sold in foreclosure if the borrower defaults on the loan. Consequently, directors, officers and other employees are prohibited from holding our securities in a margin account or otherwise pledging our securities as collateral for a loan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires that our officers, directors and 10% stockholders file reports of ownership and changes of ownership of our Class A common stock with the SEC. Based on a review of copies of these reports provided to us and written representations from officers and directors, we believe that all filing requirements were timely met during the year ended December 31, 2021, except that, due to administrative error, Mr. Aaron Ross’ status as an insider was reported inadvertently in a Form 4 rather than a Form 3, which Form 4 was filed within 10 calendar days after Mr. Ross became an executive officer of the Company. Upon discovering the error, a Form 3 was filed.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information as of December 31, 2021 regarding shares of our Class A common stock that may be issued under the Company’s equity compensation plan:
Plan Category	Number of Securities to be issued Upon Exercise of Outstanding Options, Warrants and Right (a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Security Holders(1)	6,593,344(2)	$—(3)	3,176,656(4)
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	6,593,344	$—	3,176,656
(1)	Consists of the 2021 Plan.
(2)	Consists of RSUs and PSUs.
(3)	RSUs and PSUs do not have an exercise price.
(4)
The 2021 Plan provides for an automatic increase in the number of shares reserved for issuance thereunder on January 1 of each calendar year during the term of the plan, equal to the lesser of (i) 5% of the total number of shares of Class A common stock outstanding on each December 31 immediately prior to the date of increase or (ii) such lesser number of shares of common stock determined by our Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS
Policies and Procedures for Approval of Related Party Transactions
We have adopted a written policy with respect to the review, approval and ratification of related party transactions. Under the policy, our Audit Committee is responsible for reviewing and approving related party transactions. In the course of its review and approval of related party transactions, our Audit Committee will consider the relevant facts and circumstances to decide whether to approve such transactions. In particular, our policy requires our Audit Committee to consider, among other factors it deems appropriate:
•	the related person’s relationship to us and interest in the transaction;
•	the material facts of the proposed transaction, including the proposed aggregate value of the transaction;
•	the impact on a director’s independence in the event the related person is a director or an immediate family member of the director;
•	the benefits to us of the proposed transaction;
•	if applicable, the availability of other sources of comparable products or services; and
•	an assessment of whether the proposed transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally.
The Audit Committee may only approve those transactions that are in, or are not inconsistent with, our best interests and those of our stockholders, as the Audit Committee determines in good faith.
In addition, under our Code of Business Conduct and Ethics our employees, directors and executive officers must seek determinations and prior authorizations or approvals of potential conflicts of interest.
Related Party Transactions
Other than compensation arrangements for our directors and Named Executive Officers, the following includes a summary of transactions since January 1, 2021 to which we have been a party, in which the amount involved in the transaction exceeded $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our Class A common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change of control, and other arrangements.
Stockholder Agreement
On June 18, 2021, the Company entered into a stockholder agreement (the “Stockholder Agreement”) with CFI Sponsor LLC, a Delaware limited liability company, and certain entities affiliated with Golden Gate Capital (collectively, “Golden Gate”). Pursuant to the Stockholder Agreement, Golden Gate has the right to nominate to our Board of Directors a number of designees equal to the product of the total number of directors on our Board of Directors by the number of shares of our Class A common stock beneficially owned by Golden Gate and their respective affiliates divided by the total number of shares of our Class A common stock that are then outstanding (the “Golden Gate Percentage”). Golden Gate also has the right, subject to applicable law and the listing standards of the Nasdaq Stock Market LLC, to designate a number of members of each committee of the Board of Directors equal to the Golden Gate Percentage. The Company is also required to pay all reasonable out-of-pocket expenses incurred by each member of the Board of Directors in connection with the performance of his or her duties as a director and in connection with his or her attendance at any meeting of the Board of Directors in accordance with the Company’s policies and procedures.
Indemnification
The Company has entered into indemnification agreements with each of its directors and executive officers which provide that we will indemnify such directors and executive officers under the circumstances and to the extent provided for therein, from and against all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements or other amounts arising from any and all threatened, pending or completed claim, demand, action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal, and including appeals, in which he or she may be involved, or is threatened to be involved, as a party or otherwise, to the fullest extent permitted under Delaware law and our Amended and Restated Bylaws.

AUDIT COMMITTEE REPORT
In accordance with a written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company’s financial reporting processes, accounting practices, system of internal controls, audit processes and its internal audit function. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls, selection of accounting principles, determination of estimates and compliance with laws, regulations and ethical business conduct, and for assessing the effectiveness of the Company’s internal control over financial reporting. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”) for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles, and for issuing reports thereon.
In this context, the Audit Committee has met and held discussions with management, the independent auditors and internal audit. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors those matters required to be discussed by the applicable requirements of the PCAOB and the SEC.
In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent auditors the auditors’ independence from the Company and its management.
The Audit Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls and the overall quality of the Company’s accounting principles.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the audited financial statements of the Company for the fiscal year ended December 31, 2021 in the Company’s Annual Report on Form 10-K, filed with the SEC on March 11, 2022.
Audit Committee:
Leslie C.G. Campbell (Chair)
Robert D. Beyer
Todd M. Purdy

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K
Our 2021 Annual Report on Form 10-K, which includes our audited consolidated financial statements, management’s discussion and analysis, and other financial information, is available free of charge on the Investor Relations page of our website at www.livevox.com.

OTHER BUSINESS
Our Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the proxy card will have discretion to vote the shares represented by proxy in accordance with their own judgment on such matters.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. We urge you to vote by telephone, by internet or by executing and returning the proxy card at your earliest convenience.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 15, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/LVOXU2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 15, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D85166-P69553

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LIVEVOX HOLDINGS, INC.

	For All	Withhold All	For All Except
1. Elect three Class I Directors for a three-year term expiring in 2025.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominee:

01) Leslie C.G. Campbell
02) Marcello Pantuliano
03) Louis Summe

The Board of Directors recommends you vote FOR the following proposal:

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

If any other matters properly come before the meeting, the proxies will vote as recommended by the Board of Directors or, if there is no recommendation, in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and the Annual Report are available at www.proxyvote.com.

D85167-P69553

LIVEVOX HOLDINGS, INC.
Annual Meeting of Shareholders
June 16, 2022 10:00 AM Pacific Time
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Louis Summe, Gregg Clevenger and Aaron Ross, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of LIVEVOX HOLDINGS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, PDT on June 16, 2022, virtually at www.virtualshareholdermeeting.com/LVOXU2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side